UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

Andrx Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4955 Orange Drive, Davie, Florida		33314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-584-0300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, Andrx Corporation ("Andrx" or the "Company") entered into a Separation Agreement with Scott Lodin, Executive Vice President, General Counsel and Secretary. Because of certain actions taken by Andrx that Mr. Lodin deemed to diminish his duties, status and responsibilities, Mr. Lodin terminated his employment for "Good Reason" as such term was defined in his Employment Agreement entered into on September 28, 2001 (the "Lodin Employment Agreement").

The Separation Agreement provides for a seven-day period of revocation (the "Revocation Period") that is set to expire on September 22, 2005. Under the terms of the Lodin Employment Agreement, within three days following the termination of the Revocation Period, Mr. Lodin is entitled to:

· $1,995,820.53, calculated as three times the highest salary and highest bonus earned in any of the last three years, subject to appropriate withholding;
· Continuation of health and dental insurance for 12 months, with an estimated value of $16,647.96;
· Acceleration of all unvested stock options; and
· Acceleration of all 35,000 Restricted Stock Units (RSUs) from his December 1, 2002 award (the April 2005 RSU award of 25,000 RSUs will be forfeited).

In connection with entering into a Non-Competition Agreement for a period of one year, Mr. Lodin will receive six months of health and dental insurance in addition to the initial 12 months required under the Lodin Employment Agreement. The activities prohibited by the Non-Competition Agreement are the performance of services, other than as legal counsel, in relation to pharmaceutical company operations, including, but not limited to, research and development, manufacturing, and sales and distribution functions. Consistent with applicable law, the Non-Competition Agreement will not prohibit Mr. Lodin from providing legal services. Mr. Lodin’s Separation Agreement also includes a mutual waiver and release, confidentiality terms and a non-solicitation provision for a period of one year.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.103 Separation Agreement between Andrx Corporation and Scott Lodin dated September 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andrx Corporation

September 21, 2005	By:	Angelo C. Malahias

Name: Angelo C. Malahias
Title: President and (Interim) Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.103	Separation Agreement between Scott Lodin and Company dated September 15, 2005